UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2011 (July 18, 2011)

Ampal-American Israel Corporation
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-538 (Commission File Number)	13-0435685 (IRS Employer Identification No.)
555 Madison Avenue New York, NY, USA (Address of principal executive offices)	10022 (Zip Code)
(866) 447-8636 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2011, Joseph Geva informed Ampal-American Israel Corporation (the “Company”) of his decision to resign from the Company’s Board of Directors. His resignation was effective on July 18, 2011.  There was no disagreement between Mr. Geva and the Company that led to Mr. Geva’s resignation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPAL-AMERICAN ISRAEL CORPORATION

Date: July 21, 2011	By:	/s/ Yoram Firon
		Name:	Yoram Firon
		Title:	Vice President – Investments and
Corporate Affairs and Secretary

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